UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): May 12, 2022

                  SecureTech Innovations, Inc.

 (Exact name of registrant as specified in its charter)

Wyoming	000-55927	82-0972782
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

  2355 Highway 36 West, Suite 400, Roseville, MN 55113

 (Address of principal executive offices and zip code)

                 (651) 317-8990

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule I4a-12 under the Exchange Act (17CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SCTH	OTC Pink Tier

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Forward-Looking Statements

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively, “Filings”) contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the filings, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” or the negative of these terms and similar expressions identify forward-looking statements as they relate to our business or our management. Such statements reflect management’s current view of our business with respect to future events and are subject to risks, uncertainties, assumptions, and other factors (including the risks contained in the section of our Annual Report filed on Form 10-K entitled “Risk Factors”) relating to our industry, operations, and results of operations, and other relevant aspects of our business. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended, or planned.

Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements contained within this Form 8-K and elsewhere.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 16, 2022, SecureTech Innovations, Inc.’s (“SecureTech”) appointed Ken Salway as Vice President of Sales.

Ken Salway has served as our Vice President of Sales since May 2022. Mr. Salway brings to SecureTech over 17 years of sales and executive leadership experience. Prior to joining SecureTech, from April 2018 to December 2021 Mr. Salway was the Territory Sales Manager at Tandem Products, Inc., a polyurethane flooring and liners manufacturer where he generated year-over-year sales growth of 35%. Before that, he served as a Vender Relations Specialist between November 2016 and April 2018 for Liberty Capital Group, Inc., a small business loan facilitator.

Mr. Salway received his BS degree in Psychology in 2004 from the University of New Haven in New Haven, Connecticut.

Mr. Salway does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

Additionally, on May 16, 2022, SecureTech issued a press release announcing the hiring of Mr. Salway. A copy of the May 16, 2022, press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On May 12, 2022, SecureTech’s Board of Directors adopted a Code of Business Conduct and Ethics.

A copy of the adopted Code of Business Conduct and Ethics is filed herewith as Exhibit 14.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)        Exhibits

14.1	Code of Business Conduct and Ethics dated May 12, 2022

99.1	SecureTech Press Release dated May 16, 2022

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2022	By:	SECURETECH INNOVATIONS, INC. /s/ Kao Lee
Kao Lee President and Chief Executive Officer